LETTER TO SHAREHOLDERS

Table of Contents
                                             Page

Letter to Shareholders                          1

Performance Summary                             5

Statement of Investments                        7

Financial Statements                           13

Notes to Financial Statements                  15

Report of Independent Auditors                 20



To reduce the volume of mail shareholders receive and to reduce expenses, only one copy of most Fund reports, such as the Fund's annual and semi-annual reports, may be mailed to a household. Additional copies may be obtained, without charge, by calling Fund Information at 1-800/DIAL BEN (1-800/342-5236).


Fund Objective:

Seeks high total return as well as capital appreciation by investing primarily in securities that we believe are undervalued in the marketplace. The fund will also seek income when deemed consistent with its objective.


                                                           December 15, 1995

Dear Shareholder:

We are pleased to bring you the annual report of the Franklin Balance Sheet Investment Fund for the period ended October 31, 1995.

The Franklin Balance Sheet Investment Fund has earned an impressive performance record. In fact, the fund provided a one-year total return of +19.32% on October 31, 1995, and -- since 1993 -- has outperformed its benchmark, the unmanaged Russell 1000 Value Index, as indicated by the index comparison chart on page 6. The fund has grown dramatically over the past few years. Investor interest remains strong, which is gratifying, but also problematic. The managers are concerned that if the rate of additional investment dollars were to continue indefinitely at the 1993-95 rate, it would compromise our ability to invest effectively within our discipline. In order to fulfill our responsibility to existing shareholders, we have asked the Board of Trustees to act to limit new fund sales should the fund's total net assets reach $500 million. In October, the Board voted to accept the managers' recommendation. Accordingly, when the fund reaches $500 million, no new shareholder accounts will be accepted (apart from retirement accounts). Existing shareholders will be able to add to positions, both through additional investments and reinvestment of dividends. The Board, of course, may vote to re-open the fund to new shareholders should circumstances warrant. You will receive further notification and explanation of this decision with your December 1995 statement.

The Franklin Balance Sheet Investment Fund employs a disciplined investment approach in its search for high total return, generally purchasing securities that are selling well below the company's tangible book value (book value can be defined as a company's assets minus its intangible liabilities). We seek to identify securities that offer the potential for capital appreciation, focusing on stocks and closed-end funds that we consider undervalued, with the expectation that their intrinsic value will ultimately be recognized by the market.

Over the reporting period, a slow growth economic climate and strong corporate earnings brought a powerful upward surge in security prices. Growth, as measured by Gross Domestic Product (GDP), rebounded from its second quarter low and finished the third quarter of 1995 at an annualized rate of 4.2%.* This environment proved beneficial for the fund.

As at the end of last year, insurance remained our largest group. Property/casualty and life/ specialty stocks represented 13.4% and 8.6%, respectively, of total net assets at the end of the period. Two of our five largest positions come from the latter group. American National Insurance Co., our second largest position, trades at a 31% discount to tangible book value, yields 4.4%, is very strong financially, and has raised its dividends 22 years running. Home Beneficial, discussed in our semi-annual report dated April 30, 1995 (31 years of dividend increases), is our fourth-largest position.


*Source: U.S. Commerce Department, September 1995.


On October 31, 1994, the market price of Culbro -- currently our third largest position -- was at $155/8, a 20% discount to a highly understated tangible book value. How understated was illustrated in May, when a foreign tobacco company offered to buy half of Culbro's cigar division for $22.81 per Culbro share. Although the deal was later abandoned, the stock kept rising, and ended the reporting period at $451/8, roughly triple our original cost.

The natural resources segment remained around 7% of total net assets throughout the year. Included in this sector are our first and fifth largest portfolio positions, Total Petroleum (2.45%) and Crown Central Petroleum (1.90%), respectively. Both are regional refineries with their own chains of gas station/convenience stores. Crown Central has been selling at an incredible 46% discount to its tangible book value, while Total sells at a discount of 19%.


   Franklin Balance Sheet Investment Fund
   Top Fund Holdings on October 31, 1995
   As a percentage of total net assets

                                                % of Total
   Top 5 Stock Holdings                         Net Assets

   Total Petroleum (North America), Ltd            2.45%

   American National Insurance Co.                 2.32%

   Culbro Corp.                                    2.09%

   Home Beneficial Corp.                           2.06%

   Crown Central Petroleum, Class B                1.90%


For a complete list of portfolio holdings, please see page 7 of this report.


Also in this sector is National Convenience Stores (1.2%), a gas station/convenience store chain in Texas, which traded at a 35% discount to book value in October 1994. Over the next two months, it fell another 18%, allowing us to more than double our position at better prices. The company is now in buyout negotiations, the stock above three times our cost.

Retailing was also a strong performer. At 11.4% of total net assets, it's our second largest sector and we found new opportunities as the consumer continued to disappoint Wall Street. Last year, Fabri-Centers and Younkers were two of our larger holdings. Younkers recently agreed to merge with another department store chain, leaving your fund with a 35% gain. Fabri-Centers gave us a 78% gain when we sold our position this summer after holding it for two years. Meanwhile, we remain shareowners of K-mart and have recently added shares. Stay tuned.

Banks and thrifts are only 6.2% of your fund now, down from 13.3% last year and 20.2% in October 1993. For several years, the performance of this sector benefited the fund, but the well has -- at least temporarily -- run dry. This is the first year when no bank is among our largest positions. Union Bank, last year's fourth-largest position, gave the fund a total return of 54% in nine months when we sold it at a 44% premium to book value.

Overall, our focus on companies and closed-end funds selling below their intrinsic value worked well for us during the reporting period. We believe it should continue to do so over the long term. The previously mentioned companies and their relative investment performance should not be construed as indicative of future performance.

We value your support of the Franklin Balance Sheet Investment Fund and look forward to serving your investment needs in the months and years ahead.

Sincerely,


William J. Lippman
President
Franklin Balance Sheet Investment Fund



Performance Summary

The Franklin Balance Sheet Investment Fund provided a cumulative total return of +19.32% for the one-year period ended October 31, 1995. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, if any. This calculation does not include the initial sales charge.

Your fund's share price, as measured by net asset value, increased during the reporting period to $26.34 on October 31, 1995, from $22.68 on October 31, 1994. Over the one-year reporting period, shareholders received distributions totaling
61.6 cents ($0.616) per share, including 26 cents ($0.26) per share in dividend income, a special year-end income distribution of one cent ($0.01) per share, 11 cents ($0.11) per share in long-term capital gains, and 23.6 cents ($0.236) per share in short-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past performance is not predictive of future results.


Franklin Balance Sheet Investment Fund
Periods ended October 31, 1995

                                                     Since
                                                   Inception
                       1-Year         5-Year       (04/02/90)

Cumulative
Total Return1          19.32%         180.98%       118.15%

Average Annual
Total Return2          17.51%          22.59%        14.67%

1. Cumulative total returns measure the change in value of an investment over the specified periods and do not reflect the maximum 1.5% initial sales charge. See note below.

2. Average annual total returns represent the average annual change in value of an investment over the specified periods and include the maximum 1.5% initial sales charge. See note below.

Note: All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

Past expense reductions by the fund's manager increased the fund's total returns.


As reflected in the graph to the right, we are pleased to report that the Franklin Balance Sheet Investment Fund has consistently outperformed the unmanaged Russell 1000 Value Index since 1993. The Russell 1000 Value Index is a total return index comprised of the 1,000 largest U.S. companies, ranked by market capitalization. Of course, an index and a fund have inherent performance differences. Unmanaged market indices don't pay commissions or market spreads to buy and sell securities. Further, they don't pay management fees. And, unlike an index, mutual funds are never 100% invested because of the need to have cash on hand to redeem shares. In addition, the fund's results include the maximum initial sales charge, all fund expenses and account fees. Please remember that an index is simply a measure of performance and one cannot invest in it directly.



GRAPHIC MATERIAL 1 OMMITTED - SEE APPENDIX AT END OF DOCUMENT


*This performance graph assumes an initial $10,000 investment in the fund and includes the maximum 1.5% initial sales charge, all fund expenses and account fees. It also assumes that dividends and capital gains were reinvested. The Russell 1000 Value Index includes price appreciation or depreciation and distributions as part of the original investment. Past performance cannot guarantee future results.

FRANKLIN VALUE INVESTORS TRUST

Statement of Investments in Securities and Net Assets, October 31, 1995


                                                                                                        Value
   Shares         Franklin Balance Sheet Investment Fund                                              (Note 1)
                  Common Stocks  83.5%
                  Closed-End Funds  7.4%

     160,000    a Central European Equity Fund .................................................     $ 2,560,000
     150,000      Charles Allmon Trust, Inc. ...................................................       1,387,500
     160,000    a Convertible Holdings, Inc. ...................................................       1,860,000
      70,000    a Counsellors Tandem Securities Fund, Inc. .....................................       1,128,750
     200,000      Emerging Markets Infrastructure Fund, Inc. ...................................       1,900,000
     100,000      Gemini II, Inc., Capital Shares ..............................................       2,450,000
      90,000    a Global Health Sciences Fund ..................................................       1,327,500
     130,000    a H & Q Healthcare Investors ...................................................       2,356,250
     135,000      Irish Investment Fund, Inc. ..................................................       1,518,750
     130,000      Morgan Grenfell Smallcap Fund, Inc. ..........................................       1,511,250
      60,000      Petroleum & Resources Corp. ..................................................       1,627,500
     110,000      Quest for Value Capital Shares Inc. ..........................................       3,410,000
      52,500      Royce Value Trust ............................................................         675,938
     230,000    a Scudder New Europe Fund, Inc. ................................................       2,357,500
      22,400      Southeastern Thrift & Bank Fund, Inc. ........................................         593,600
      90,000      The Inefficient Market Fund, Inc. ............................................         945,000
      40,000      The Swiss Helvetia Fund ......................................................         840,000
       4,000    a Worldwide Value Fund, Inc. ...................................................          62,500
                                                                                                      -----------
                        Total Closed-End Funds (Cost $25,474,399) ..............................      28,512,038
                                                                                                      -----------

                  Banks & Thrifts  6.2%
      33,600      Affiliated Community Bancorp .................................................         554,400
      22,500      Ameriana Bancorp, Inc. .......................................................         405,000
     188,500      Bay View Capital Corp. .......................................................       4,995,250
     100,000      Bell Bancorp, Inc. ...........................................................       2,925,000
     139,400      California State Bank ........................................................       1,951,600
      57,000    a Calumet Bancorp, Inc. ........................................................       1,574,625
      20,000      Downey Financial Corp. .......................................................         407,500
         142      Farmers & Merchants Bank of Long Beach .......................................         263,410
     144,500      Fidelity Bancorp, Inc. .......................................................       2,131,375
   1,100,000    a Fidelity Federal Bank, Series A ..............................................       2,200,000
      24,000    a First Financial Bancorp, Inc. ................................................         375,000
      30,275      First Shenango Bancorp, Inc. .................................................         654,697
      41,791      Home Interstate Bancorp ......................................................         511,940
      10,000      MSB Bancorp, Inc. ............................................................         185,000
      36,300      People's Savings Financial Corp. .............................................         698,775
      59,000      Progressive Bank, Inc. .......................................................       1,637,250
       5,400    b Scottdale Savings & Trust/PA .................................................       1,296,000
      46,000      Westco Bancorp, Inc. .........................................................       1,230,500
                                                                                                      -----------
                                                                                                       23,997,322
                                                                                                      -----------
                  Food & Tobacco  4.7%
     179,300    a Culbro Corp. .................................................................     $ 8,090,913
      67,600      Genesee Corp., Class B .......................................................        3,033,550
     360,000      Nash-Finch Co. ...............................................................       6,435,000
      98,000    a Orange-Co., Inc. .............................................................         710,500
       5,400      Super Food Services, Inc. ....................................................          72,225
                                                                                                      -----------
                                                                                                      18,342,188
                                                                                                      -----------
                  Insurance - Life & Specialty  8.6%
     158,000      American National Insurance Co. ..............................................       9,006,000
     330,000      Home Beneficial Corp., Series B ..............................................       8,002,500
       5,000    a National Western Life Insurance Co., Class A .................................         275,625
     579,500      Presidential Life Corp. ......................................................       5,505,250
       5,962      Transport Holdings, Inc. - Class A ...........................................         234,009
     240,000      USLIFE Corp. .................................................................       6,840,000
     155,800      Washington National Corp. ....................................................       3,544,450
                                                                                                      -----------
                                                                                                      33,407,834
                                                                                                      -----------
                  Insurance - Property & Casualty  13.4%
     150,000      ACE, Ltd. ....................................................................       5,100,000
     295,000  a,b ACMAT Corp., Class A .........................................................       3,466,250
      97,300      Allmerica Financial Corp. ....................................................       2,444,663
      90,000      American Indemnity Financial Corp. ...........................................         900,000
      50,000      Amwest Insurance Group, Inc. .................................................         762,500
     125,000      Argonaut Group, Inc. .........................................................       3,687,500
     225,000      Capital Guaranty Corp. .......................................................       4,978,125
     120,000      Capital RE Corp. .............................................................       3,390,000
      50,200      Enhance Financial Services Group, Inc. .......................................       1,022,825
     214,800      Lawyers Title Corp. ..........................................................       3,517,350
     254,500    b Merchants Group, Inc. ........................................................       4,581,000
     146,000      Meridian Insurance Group, Inc. ...............................................       2,007,500
      63,100    a PICOM Insurance Company ......................................................       1,135,800
      94,700    a Prudential Reinsurance Holdings, Inc. ........................................       1,929,513
     303,000      Stewart Information Services Corp. ...........................................       6,249,375
     312,000  a,b Transnational RE Corp., Class A ..............................................       6,981,000
                                                                                                      -----------
                                                                                                      52,153,401
                                                                                                      -----------
                  Manufacturing  9.6%
      18,300      Allen Organ Co., Class B .....................................................         816,638
     128,800    a Ameriwood Industries International Corp. .....................................         644,000
      93,000    a Baldwin Piano & Organ Co. ....................................................       1,197,375
      88,800      Binks Manufacturing Co. ......................................................       2,186,700

                  Manufacturing (cont.)
     153,300      Capco Automotive Products Corp. ..............................................     $ 1,168,913
      45,000  a,b Cochrane Furniture, Inc. .....................................................         551,250
     200,000      Douglas & Lomason Co. ........................................................       2,200,000
     450,000  a,b Duplex Products...............................................................       3,375,000
      15,000      Espey Manufacturing & Electronics Corp. ......................................         206,250
     137,750      Green (A.P.) Industries, Inc. ................................................       2,720,563
      90,000      Hardinge, Inc. ...............................................................       2,205,000
     210,100      Insteel Industries, Inc. .....................................................       1,418,175
     100,000    a Marietta Corp. ...............................................................         825,000
     703,000  a,b Matrix Service Co. ...........................................................       2,812,000
       5,000      Medex, Inc. ..................................................................          55,000
     240,900    b Monarch Machine Tool Co. .....................................................       2,800,463
      77,000    a Oroamerica, Inc. .............................................................         317,625
     350,000      Oshkosh Truck Corp., Class B .................................................       4,987,500
      18,800      Pitt-Des Moines, Inc. ........................................................         690,900
     192,000    b Pulaski Furniture Corp. ......................................................       3,216,000
     445,000      Windmere Corp. ...............................................................       2,781,250
                                                                                                      -----------
                                                                                                      37,175,602
                                                                                                      -----------
                  Miscellaneous  4.5%
     600,500      Aviall, Inc. .................................................................       5,029,188
     536,600    a Aztar Corp. ..................................................................       4,359,875
     200,500      Ecology and Environment, Inc., Series A ......................................       1,578,938
      26,500      First Albany Companies, Inc. .................................................         241,813
     145,000      Hughes Supply, Inc. ..........................................................       3,498,125
      56,200      Lehman Brothers Holdings, Inc. ...............................................       1,222,350
      10,000      Noland Co. ...................................................................         185,000
      83,000    a Price Enterprises, Inc. ......................................................       1,224,250
                                                                                                      -----------
                                                                                                      17,339,539
                                                                                                      -----------
                  Natural Resources  7.6%
      57,500    a Cliffs Drilling Co. ..........................................................         776,250
     500,000  a,b Crown Central Petroleum, Class B .............................................       7,375,000
     200,000    a Devcon International Corp. ...................................................       1,550,000
     104,500    b ENEX Resources Corp. .........................................................         901,313
     303,000      Giant Industries, Inc. .......................................................       2,916,375
     600,000    a Pool Energy Services Co. .....................................................       5,550,000
      15,000      Rochester & Pittsburg Coal Co. ...............................................         472,500
     939,500      Total Petroleum (North America), Ltd. ........................................       9,512,428
      31,000    a Tucker Drilling Co., Inc. ....................................................         248,000
                                                                                                      -----------
                                                                                                      29,301,866
                                                                                                      -----------
                  Retail  11.4%
      32,300    a Advanced Marketing Services, Inc. ............................................      $  266,475
     227,200    a Buttrey Food and Drug Stores Co. .............................................       1,675,600
      51,000      Deb Shops, Inc. ..............................................................         184,875
     201,100    a Evans, Inc. ..................................................................         251,375
     463,300      Fred's, Inc. .................................................................       3,706,400
   1,040,000      Hechinger Co., Class A .......................................................       4,550,000
     297,200    b Jacobson Stores, Inc. ........................................................       2,749,100
     410,000      Kmart Corp. ..................................................................       3,331,250
     325,000  a,b Luria (L.) & Son, Inc. .......................................................       1,706,250
     190,000    a National Convenience Stores, Inc. ............................................       4,655,000
     475,000      Shopko Stores, Inc. ..........................................................       5,106,250
     240,200      Strawbridge & Clothier, Class A ..............................................       4,563,800
     346,000    a Syms Corp. ...................................................................       2,465,250
     300,000      Wolohan Lumber Co. ...........................................................       2,850,000
     275,000    a Younkers, Inc. ...............................................................       6,015,625
                                                                                                      -----------
                                                                                                      44,077,250
                                                                                                      -----------
                  Technology  3.7%
      60,000    a Aydin Corp. ..................................................................         982,500
     210,000    a Cray Research, Inc. ..........................................................       4,357,500
     122,500      Cubic Corp. ..................................................................       2,786,875
       3,100    a Dynamics Research Corp. ......................................................          17,825
     280,000    a ESCO Electronics Corp. .......................................................       2,240,000
      61,000    a Harris Computer Systems Corp. ................................................         861,625
     197,000    a Inacom Corp. .................................................................       1,970,000
     100,000      TransTechnology Corp. ........................................................       1,337,500
                                                                                                      -----------
                                                                                                      14,553,825
                                                                                                      -----------
                  Textile & Apparel  3.4%
     587,500  a,b Chic by H.I.S., Inc. .........................................................       3,231,250
     750,000      Delta Woodside Industries., Inc. .............................................       4,875,000
     500,000      Dixie Yarns, Inc. ............................................................       2,437,500
     100,000      Garan, Inc. ..................................................................       1,837,500
      89,000    a Sun Sportswear, Inc. .........................................................         311,500
      39,400      Thomaston Mills, Inc., Class A ...............................................         477,725
                                                                                                      -----------
                                                                                                      13,170,475
                                                                                                      -----------
                  Transportation  0.6%
       8,600      International Shipholding Corp. ..............................................         205,325
      53,100      Petroleum Helicopters, Inc. - Voting .........................................         574,144
     150,000      Petroleum Helicopters, Inc. - Non-Voting .....................................       1,593,750
                                                                                                      -----------
                                                                                                       2,373,219
                                                                                                      -----------
                  Utilities  2.4%
     100,000      Central Maine Power Co. ......................................................     $ 1,387,500
     120,000      Pennsylvania Enterprises, Inc. ...............................................       4,170,000
     153,300    a Southern Union Co. ...........................................................       3,123,488
      31,300      TNP Enterprises, Inc. ........................................................         567,313
                                                                                                      -----------
                                                                                                       9,248,301
                                                                                                      -----------
                        Total Common Stocks (Cost $299,927,442) ................................     323,652,860
                                                                                                      -----------

    Face
   Amount
                  Short Term Investments
                  Commercial Paper  5.6%

 $11,000,000      American Express Credit Corp., 5.48%, 03/18/96 ...............................      10,758,000
  11,000,000      Societe Generale, 5.50%, 03/22/1996 ..........................................      10,751,290
                                                                                                      -----------
                        Total Commercial Paper (Cost $21,530,288) ..............................      21,509,290
                                                                                                      -----------
                        Total Investments before Repurchase Agreements (Cost $321,457,730) .....     345,162,150
                                                                                                      -----------
              c,d Receivables from Repurchase Agreements  11.3%
  43,266,761      Joint Repurchase Agreement, 5.887%, 11/01/95 (Cost $43,957,662)...............      43,957,662
                   Daiwa Securities America, Inc., (Maturity Value $9,672,267)
                    Collateral: U.S. Treasury Bills, 4/25/96
                                U.S. Treasury Notes, 6.25% , 09/30/00
                   Donaldson, Lufkin & Jenrette, (Maturity Value $11,430,861)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.25%, 07/31/96 - 03/31/00
                   Swiss Bank Corp., (Maturity Value $11,430,861)
                    Collateral: U.S. Treasury Notes, 6.875%, 03/31/00
                   UBS Securities, Inc., (Maturity Value $11,430,861)
                    Collateral: U.S. Treasury Notes, 5.125% - 8.5%, 11/15/95 - 01/31/00               -----------
                            Total Investments (Cost $365,415,392)  100.4% ......................     389,119,812
                            Liabilities in Excess of Other Assets, Net  (.4)% ..................      (1,580,280)
                                                                                                      -----------
                            Net Assets  100.0% .................................................    $387,539,532
                                                                                                      ===========

                  At October 31, 1995, the net unrealized  appreciation based on the cost of investments for income tax purposes of $365,415,392 was as follows:
                    Aggregate  gross  unrealized appreciation for all investments in which there
                     was an excess of value over tax cost ......................................    $ 43,107,122
                    Aggregate gross unrealized depreciation for all investments in which there
                     was an excess of tax cost over value ......................................     (19,402,702)
                                                                                                      -----------
                    Net unrealized appreciation ................................................   $  23,704,420
                                                                                                      ===========






aNon-income producing.
bSee Note 7 regarding holdings of 5% voting securities.
cFace amount for repurchase agreements is for the underlying collateral.
dSee Note 1(f) regarding Joint Repurchase Agreement.

                       The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Franklin Balance Sheet Investment Fund

Financial Statements



Statement of Assets and Liabilities
October 31, 1995

Assets:
 Investments in securities, at value
 (identified cost $321,457,730)           $345,162,150
 Receivables from repurchase agreements,
 at value and cost                          43,957,662
 Cash                                          913,139
 Receivables:
  Dividends                                    229,661
  Investment securities sold                   553,833
  Capital shares sold                        1,417,732
                                           ------------
      Total assets                         392,234,177
                                           ------------
Liabilities:
 Payables:
  Investment securities purchased            3,926,508
  Capital shares repurchased                   154,331
  Management fees                              163,668
  Distribution fees                            406,637
  Shareholder servicing costs                   24,200
 Accrued expenses and other liabilities         19,301
                                           ------------
      Total liabilities                      4,694,645
                                           ------------
Net assets, at value                      $387,539,532
                                           ============
Net assets consist of:
 Undistributed net investment income        $  440,664
 Unrealized appreciation on investments     23,704,420
 Accumulated net realized gain              17,015,080
 Capital shares                                147,131
 Additional paid-in capital                346,232,237
                                           ------------
Net assets, at value                      $387,539,532
                                           ============
Computation of net asset value and
 offering price per share:
  Net asset value*
 ($387,539,532 O 14,713,128
shares outstanding)                             $26.34
                                           ============
  Maximum offering price
 (100/98.5 of $26.34)                           $26.74
                                           ============

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


Statement of Operations
for the year ended October 31, 1995

Investment income:
 Dividends                     $4,061,720
 Interest                       1,945,976
                               -----------
      Total income                         $ 6,007,696
Expenses:
 Management fees (Note 6)       1,325,910
 Distribution fees (Note 6)     1,068,865
 Shareholder servicing costs
  (Note 6)                        152,805
 Registration fees                109,280
 Reports to shareholders          106,534
 Professional fees                 25,573
 Custodian fees                    20,142
 Trustees' fees and expenses       13,293
 Amortization of organization
  costs                             6,796
 Other                             12,212
                               -----------
      Total expenses                         2,841,410
                                             ---------
       Net investment income                 3,166,286
                                             ---------
Realized and unrealized gain
 from investments:
  Realized gain from security
   transactions:
    From transactions in written
 options which expired
 (Note 5)                         224,393
From other security
 transactions                  16,790,687
                               ----------
       Net realized gain                    17,015,080
  Net unrealized appreciation
 on investments                             20,720,103
                                           -----------
       Net realized and unrealized
 gain from investments                      37,735,183
                                           -----------
Net increase in net assets resulting
 from operations                           $40,901,469
                                           ===========




   The accompanying notes are an integral part of these financial statements.

FRANKLIN  VALUE  INVESTORS  TRUST  Franklin  Balance Sheet  Investment  Fund

Financial Statements (cont.)

Statements of Changes in Net Assets
for the years ended October 31, 1995 and 1994

                                                                                       1995             1994
                                                                                    ----------       ----------
Increase in net assets:
 Operations:
  Net investment income.........................................................    $ 3,166,286      $  697,086
  Net realized gain from investments............................................     17,015,080       2,224,227
  Net unrealized appreciation on investments....................................     20,720,103         384,302
                                                                                    ----------       ----------
      Net increase in net assets resulting from operations......................     40,901,469       3,305,615
 Distributions to shareholders from:
  Undistributed net investment income...........................................     (2,726,560)       (718,426)
  Net realized gain on investments..............................................     (2,224,227)     (1,042,553)
 Increase in net assets from capital share transactions (Note 4 )...............    217,333,993     110,393,038
                                                                                    ----------       ----------
      Net increase in net assets................................................    253,284,675     111,937,674
Net assets:
 Beginning of year..............................................................    134,254,857      22,317,183
                                                                                    ----------       ----------
 End of year (including undistributed net investment
 income of $440,664 at 10/31/95 and $938 at 10/31/94)...........................   $387,539,532    $134,254,857
                                                                                    ==========       ==========



                       The accompanying notes are an integral part of these financial statements.



FRANKLIN VALUE INVESTORS TRUST

Franklin Balance Sheet Investment Fund

Notes to Financial Statements


1. SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is an open-end, non-diversified management investment company (mutual fund), registered under the Investment Company Act of 1940, as amended. On September 21, 1995, the Board of Trustees approved a name change for the Trust, formerly known as the Franklin Balance Sheet Investment Fund. At October 31, 1995, the Trust consisted of one Fund, the Balance Sheet Investment Fund (the Fund).

On September 21, 1995, the Board of Trustees approved the addition of a new fund to the series. A registration statement relating to the new fund has been filed with the Securities and Exchange Commission, but had not become effective as of October 31, 1995.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

a. Securities Valuations:

Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and asked prices. Other securities for which market quotations are readily available are valued at current market values, obtained from pricing services, which are based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific securities. Portfolio securities which are traded both in the over-the-counter market and on a securities exchange are valued according to the broadest and most representative market as determined by the Manager. Other securities for which market quotations are not available, if any, are valued in accordance with procedures established by the Board of Trustees.

Open option contracts are valued at their last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day, options are valued at the mean between the current closing bid and asked prices.

b. Income Taxes:

The Trust intends to continue to qualify for the tax treatment applicable to regulated investment companies under the Internal Revenue Code and to make the requisite distributions to its shareholders which will be sufficient to relieve it from income and excise taxes. Therefore, no income tax provision is required.

c. Security Transactions:

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and income tax purposes.

d. Investment Income, Expenses and Distributions:

Dividend  income  and   distributions   to  shareholders  are  recorded  on  the
ex-dividend date. Interest income and estimated expenses are accrued daily.


1. SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Option Transactions:

The Fund may write covered call options in which the premiums received are recorded as a liability which is marked to market to reflect the current value of the options written. A covered call option gives the holder the right to buy the underlying security which the Fund owns at any time during the option period at a predetermined exercise price. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. Proceeds from call options exercised are increased by the amount of premiums received. If an option expires or is cancelled in a closing transaction, the Fund will realize a gain or loss depending on whether the cost of the closing transaction is less than or greater than the premium originally received.

f. Repurchase Agreements:

The Fund may enter into a Joint Repurchase Agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements with government securities dealers recognized by the Federal Reserve Board and/or member banks of the Federal Reserve System. The value and face amount of the Joint Repurchase Agreement are allocated to the Fund based on its pro-rata interest.

In a repurchase agreement, the Fund purchases a U.S. government security from a dealer or bank subject to an agreement to resell it at a mutually agreed upon price and date. Such a transaction is accounted for as a loan by the Fund to the seller, collateralized by the underlying security. The transaction requires the initial collateralization of the seller's obligation by U.S. government securities with market value, including accrued interest, of at least 102% of the dollar amount invested by the Fund, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. The collateral is delivered to the Fund's custodian and held until resold to the dealer or bank. At October 31, 1995, the outstanding joint repurchase agreement held by the Fund had been entered into on that date.


2. ORGANIZATION COSTS

The organization costs of the Fund have been fully amortized on a straight line basis over a period of five years from April 2, 1990 (the effective date of registration under the Securities Act of 1933).


3. DISTRIBUTIONS AND CAPITAL LOSS CARRYOVERS

At October 31, 1995, for tax purposes, the Fund had accumulated net realized gains of $17,015,080.

For tax purposes, the aggregate cost of securities and unrealized appreciation of the Fund are the same as for financial statement purposes at October 31, 1995.

4. TRUST SHARES

At October 31, 1995, there was an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions in the Fund's shares for the year ended October 31, 1995 and 1994 were as follows:

                                                                 Year Ended October 31,
                                                          1995                         1994
                                                  --------------------         ---------------------
                                                 Shares        Amount         Shares         Amount
                                                --------     ----------      --------      ----------
           Shares sold......................   6,640,006    $165,283,384    3,102,569     $ 69,215,528
           Shares issued in reinvestment of
            distributions...................     180,557       4,192,576       65,077        1,429,626
           Shares redeemed..................    (775,560)    (19,041,654)    (257,614)      (5,750,140)
           Changes from exercise of
            exchange privilege:
             Shares sold....................   3,629,054      88,601,302    2,330,986       52,017,896
             Shares redeemed................    (881,566)    (21,701,615)    (291,775)      (6,519,872)
                                                --------     ----------      --------      ----------
           Net increase.....................   8,792,491    $217,333,993    4,949,243     $110,393,038
                                                ========     ==========      ========      ==========

5. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding purchases and sales of short-term securities) for the year ended October 31, 1995 aggregated $224,871,428 and $60,656,555, respectively.

Transactions in written options for the year ended October 31, 1995 were as follows:

                                                                                          Call
                                                                                 ----------------------
                                                                                              Number of
                                                                                 Amount of     Shares
                                                                                 Premiums     Optioned
                                                                                 ---------    ---------
           Options outstanding at October 31, 1994............................    $224,393      20,000
           Options sold.......................................................     219,129      60,000
           Options expired....................................................    (224,393)    (20,000)
           Options exercised..................................................    (219,129)    (60,000)
           Options outstanding at October 31, 1995............................    $    --           --
                                                                                 ==========   ==========


Premiums  received on expired  written call options  resulted in a net realized gain of $224,393 for the year ended October
31, 1995.



6. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Franklin Advisers, Inc., ("Manager" or "Advisers") under the terms of a management agreement, provides investment advice, administrative services, office space and facilities to the Fund, and receives fees computed daily on the net assets of the Fund at an annualized rate of 5/8 of 1% of the first $100 million of net assets of the Fund; 1/2 of 1% of the net assets in excess of $100 million up to $250 million, 45/100 of 1% of net assets in excess of $250 million up to $10 billion, 44/100 of 1% of net assets in excess of $10 billion up to $12.5 billion, 42/100 of 1% of net assets in excess of $12.5 billion up to $15 billion and 40/100 of 1% of net assets in excess of $15 billion. Fees incurred by the Fund aggregated $1,325,910 for the year ended October 31, 1995. The terms of the management agreement provide that annual aggregate expenses of the Fund be limited to the extent necessary to comply with the limitations set forth in the laws, regulations and administrative interpretations of the states in which the funds shares are registered. For the year ended October 31, 1995, the Fund's expenses did not exceed these limitations.

Pursuant to a shareholder service agreement with Franklin/Templeton Investor Services, Inc., ("Investor Services") the Fund pays costs on a per shareholder account basis. Such costs incurred for the year ended October 31, 1995 aggregated $152,805 of which $135,740 was paid to Investor Services.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, Franklin Balance Sheet Investment Fund will reimburse Franklin/Templeton Distributors, Inc. ("Distributors") in an amount up to 0.50% per annum of the Fund's average daily net assets for the costs incurred in the promotion, offering and marketing of the Fund's shares. Costs incurred by Franklin Balance Sheet Investment Fund under the agreement aggregated $1,068,865 for the year ended October 31, 1995.

In its capacity as underwriter for the capital stock of the Fund, Distributors received commissions on sales of the Fund's capital stock. Commissions are deducted from the gross proceeds received from the sale of the capital stock of the Fund and as such are not expenses of the Fund. Distributors may also make payments out of its own resources, to dealers for certain sales of capital stock.

Commissions received by Distributors for the year ended October 31, 1995 amounted to $1,968,071, all of which was paid to other dealers.

Certain officers and trustees of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc., Franklin Advisers, Inc., and Franklin/Templeton Investor Services, Inc., all wholly-owned subsidiaries of Franklin Resources, Inc.


7. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

Investments of 5% or more of an issuer's outstanding voting securities held by the Fund are defined in the Investment Company Act of 1940 as affiliated companies. The Fund had investments in such affiliated companies at October 31, 1995, which amounted to $45,041,876.


8. FINANCIAL HIGHLIGHTS

Selected data for each share of capital stock outstanding throughout the year are as follows:

                                                                                  Year Ended October 31
                                                               -------------------------------------------------
PER SHARE OPERATING PERFORMANCE                                  1995       1994      1993      1992      1991
                                                                -------    -------   -------   -------   -------
Net asset value at beginning of year........................    $22.68     $22.97    $17.37    $15.54    $11.48
                                                                -------    -------   -------   -------   -------
Net investment income.......................................       .30        .23       .39       .53       .52
Net realized and unrealized gain on securities..............      3.98        .51      6.26      1.83      4.10
                                                                -------    -------   -------   -------   -------
Total from investment operations............................      4.28        .74      6.65      2.36      4.62
                                                                -------    -------   -------   -------   -------
Less distributions:
 From net investment income.................................      (.27)      (.26)     (.43)     (.53)     (.56)
 From capital gains.........................................      (.35)      (.77)     (.62)       --        --
                                                                -------    -------   -------   -------   -------
Total distributions.........................................      (.62)     (1.03)    (1.05)     (.53)     (.56)
                                                                -------    -------   -------   -------   -------
Net asset value at end of year..............................    $26.34     $22.68    $22.97    $17.37    $15.54
                                                                =======    =======   =======   =======   =======
TOTAL RETURN*...............................................     19.32%      3.42%    37.78%    15.51%    40.96%
RATIOS/SUPPLEMENTAL DATA
Net assets at end of year (in 000's)........................    $387,540   $134,255  $22,317    $5,149   $3,572
Ratio of expenses to average net assets.....................      1.17%      1.19%       --        --        --
Ratio of expenses to average net assets
 (before fee waiver and expense reduction) (Note 6).........      1.17%      1.34%     1.85%     2.60%     3.16%
Ratio of net investment income to average net assets........      1.30%       .99%     1.89%     3.16%     3.79%
Portfolio turnover rate.....................................     28.63%     24.96%    31.36%    30.86%    31.94%

*Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains, if any, at net asset value.
+ During the periods indicated, Advisers agreed in advance to waive all or a portion of its management fees and pay all or a portion of the other expenses of the Fund.




Under IRC 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 99.62% of its ordinary income dividends paid during the fiscal year ended October 31, 1995, as income qualifying for the dividends received deduction.



FRANKLIN VALUE INVESTORS TRUST

Franklin Balance Sheet Investment Fund

Report of Independent Auditors

To the Shareholders and Board of Trustees of Franklin Value Investors Trust:

We have audited the accompanying statement of assets and liabilities of the fund comprising the Franklin Value Investors Trust, including the Fund's statement of investments in securities and net assets, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the fund comprising the Franklin Value Investors Trust as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

                                                 COOPERS & LYBRAND L.L.P.

San Francisco, California
December 8, 1995



Franklin Balance Sheet Investment Fund

APPENDIX
DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING
(PERSUANT TO ITEM 304 (a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

The following line graph hypothetically compares the performance of the Franklin Balance Sheet Fund to that of the Russell 1000 Value and the Consumer Price Index, based on a $10,000 investment from 4/2/90 to 10/31/95.

Period Ending     Balance Sheet     Russell 1000    CPI
4/2/90             $9,849            $10,000         $10,000
4/30/90            $9,547            $9,610          $10,016
5/31/90            $9,947            $10,408         $10,039
6/30/90            $9,856            $10,171         $10,093
7/31/90            $9,685            $10,083         $10,132
8/31/90            $8,792            $9,197          $10,225
9/30/90            $7,940            $8,751          $10,311
10/31/90           $7,647            $8,632          $10,373
11/30/90           $8,099            $9,230          $10,395
12/31/90           $8,325            $9,464          $10,395
1/31/91            $8,902            $9,890          $10,458
2/28/91            $9,764            $10,548         $10,473
3/31/91            $10,050           $10,704         $10,489
4/30/91            $10,325           $10,783         $10,505
5/31/91            $10,626           $11,185         $10,536
6/30/91            $10,468           $10,714         $10,567
7/31/91            $10,571           $11,162         $10,583
8/31/91            $10,633           $11,365         $10,613
9/30/91            $10,647           $11,281         $10,660
10/31/91           $10,779           $11,469         $10,676
11/30/91           $10,709           $10,880         $10,707
12/31/91           $11,246           $11,792         $10,715
1/31/92            $11,564           $11,811         $10,731
2/29/92            $11,966           $12,100         $10,769
3/31/92            $12,022           $11,925         $10,824
4/30/92            $11,930           $12,439         $10,839
5/31/92            $12,065           $12,501         $10,855
6/30/92            $12,015           $12,423         $10,894
7/31/92            $12,764           $12,903         $10,917
8/31/92            $12,379           $12,508         $10,947
9/30/92            $12,221           $12,681         $10,978
10/31/92           $12,451           $12,692         $11,016
11/30/92           $13,003           $13,108         $11,032
12/31/92           $13,724           $13,420         $11,024
1/31/93            $14,031           $13,810         $11,078
2/28/93            $14,121           $14,296         $11,117
3/31/93            $14,593           $14,717         $11,156
4/30/93            $14,555           $14,529         $11,187
5/31/93            $14,969           $14,821         $11,202
6/30/93            $15,150           $15,147         $11,218
7/31/93            $15,626           $15,317         $11,218
8/31/93            $16,865           $15,870         $11,250
9/30/93            $16,888           $15,895         $11,273
10/31/93           $17,411           $15,884         $11,319
11/30/93           $17,100           $15,557         $11,327
12/31/93           $17,233           $15,852         $11,327
1/31/94            $17,722           $16,452         $11,358
2/28/94            $17,517           $15,889         $11,397
3/31/94            $16,940           $15,298         $11,435
4/30/94            $17,153           $15,592         $11,451
5/31/94            $17,343           $15,771         $11,459
6/30/94            $17,390           $15,394         $11,498
7/31/94            $17,802           $15,873         $11,529
8/31/94            $18,301           $16,328         $11,575
9/30/94            $18,285           $15,786         $11,607
10/31/94           $18,007           $16,006         $11,615
11/30/94           $17,411           $15,359         $11,630
12/31/94           $17,490           $15,536         $11,630
1/31/95            $18,016           $16,014         $11,676
2/28/95            $18,817           $16,647         $11,723
3/31/95            $19,214           $17,011         $11,762
4/30/95            $19,846           $17,549         $11,801
5/31/95            $20,260           $18,288         $11,824
6/30/95            $20,731           $18,536         $11,848
7/31/95            $21,227           $19,181         $11,848
8/31/95            $21,789           $19,452         $11,879
9/30/95            $22,032           $20,156         $11,902
10/31/95           $21,485           $19,956         $11,942